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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2000


                                   DYAX CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  000-24537                   04-3053198
(State of other jurisdiction     (Commission File             (IRS Employer
      of incorporation)               Number)               Identification No.)

                     ONE KENDALL SQUARE, CAMBRIDGE, MA 02139
              (Address of principal executive offices and zip code)

                                 (617) 225-2500
               Registrant's telephone number, including area code:






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99.1     Press release, dated November 6, 2000, of Dyax Corp.

Item 9. Regulation FD Disclosure.

         On November 6, 2000, Dyax Corp., a Delaware corporation (the "Company"), issued a press release announcing that the Company and Bracco Group had entered into a strategic alliance to exploit diagnostic imaging and related therapeutic applications of Dyax's proprietary phage display technology. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2000                              DYAX CORP.


                                              /S/ STEPHEN S. GALLIKER
                                              ---------------------------------
                                              Stephen S. Galliker
                                              Executive Vice President, Finance
                                              and Administration,and Chief
                                              Financial Officer





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                                  EXHIBIT INDEX



EXHIBIT NUMBER               DESCRIPTION

99.1                         Press Release dated November 6, 2000.